Cane Alternative Strategies Fund

A series of Northern Lights Fund Trust III

Class A Shares CDMAX

Class C Shares CDMCX

Class I Shares CDMIX

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated March 6, 2018
Statement of Additional Information dated November 1, 2017

Please be advised that as of the close of business on March 19, 2018, Class C shares of the Cane Alternative Strategies Fund will no longer be available for purchase. The fifth paragraph under the section titled “The Fund” on page 1 has been replaced with the following:

The Fund offers three classes of shares: Class A shares, Class C shares, and Class I shares. Class C shares of the are not currently available for sale. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-382-6455.

Please retain this Supplement for future reference.